UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2014

REGENERX BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15070	52-1253406

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15245 Shady Grove Road, Suite 470 Rockville, MD	20850

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 208-9191

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 7, 2014, RegeneRx Biopharmaceuticals, Inc. (the “Company”) entered into three agreements with Digital Aria Co., Ltd., headquartered in Gyeonggi-do, Korea (“DA”). The three agreements include two Licensing Agreements for the license of territorial rights to two of the Company’s Thymosin Beta 4 (“Tβ4”)-based products candidates, RGN-259 and RGN-137 (collectively, the “License Agreements”). The third agreement is a Securities Purchase Agreement (the “Securities Purchase Agreement” and, collectively with the License Agreements, the “Agreements”) under which DA agreed to purchase up to $2,350,000 of the Company’s common stock and received an option to purchase an additional $825,000 of common stock, over the next eleven months. The parties had previously executed a term sheet under which DA paid the Company $150,000, which was reported on Form 8-K on February 14, 2014.

Under the License Agreement for RGN-259 (the “259 License Agreement”), the Company’s preservative-free eye drop product candidate, DA will have the right to develop and commercialize RGN-259 in certain Asian countries (excluding China, Hong Kong, Taiwan, and Macau). These rights will be exclusive in Korea, Japan, Australia, New Zealand, Brunei, Cambodia, East Timor, Indonesia, Laos, Malaysia, Mongolia, Myanmar (Burma), Philippines, Singapore, Thailand, Vietnam, and Kazakhstan, and semi-exclusive in India, Pakistan, Bangladesh, Bhutan, Maldives, Nepal, Sri Lanka, Kyrgyzstan, Tajikistan, Turkmenistan and Uzbekistan (collectively, the “259 Territory”). Under the 259 License Agreement, the Company is eligible to receive aggregate potential milestone payments of up to $3.5 million. In addition, the Company will receive royalties of a low double digit percentage of any commercial sales of the Company’s licensed product sold by DA in the 259 Territory.

Under the License Agreement for RGN-137 (the “137 License Agreement”), the Company’s topical dermal gel product candidate, DA will have the exclusive right to develop and commercialize RGN-137 in the U.S. (the “137 Territory”). Under the 137 License Agreement, the Company is eligible to receive aggregate potential milestone payments of up to $3.5 million. In addition, the Company will receive royalties of a low double digit percentage of any commercial sales of the Company’s licensed product sold by DA in the 137 Territory.

Each License Agreement contains diligence provisions requiring the initiation of certain clinical trials within certain time periods that, if not met, would result in the loss of rights. DA will pay for all developmental costs associated with each product candidate. The Company will provide a certain limited amount of Tβ4 to DA at no charge for initial clinical trials in Korea, Japan and Australia for RGN-259 and in the U.S. for RGN-137, and will provide Tβ4 to DA for all other developmental and clinical work on a cost plus basis. RegeneRx will have the exclusive manufacturing and supply rights for Tβ4 in the respective territories and the parties will negotiate in good faith to enter into an exclusive supply agreement for Tβ4 as soon as practicable. RegeneRx will also have the right to exclusively license, on a royalty free basis, any improvements made by DA to RegeneRx’s product candidates outside of the licensed territory.

The two firms will create a joint development committee to discuss and agree on the development of the licensed product candidates and share information relating thereto. Both companies will also share all non-clinical and clinical data and other information related to development of the licensed product candidates.

Under the terms of the Securities Purchase Agreement, DA has committed to purchase $2.35 million of RegeneRx common stock for a purchase price of $0.12 per share. Of the $2.35 million, DA agreed to purchase $1.35 million by March 28, 2014 and $1.0 million by August 31, 2014. DA also has the right to purchase an additional 5.5 million shares of common stock at a purchase price of $0.15 per share (for an aggregate purchase price of $825,000) until January 31, 2015. Retention of the licensed rights by DA requires the completion of the committed common stock purchases on the above timelines. The foregoing summaries of the Agreements are not complete and are qualified in their entirety by reference to the full text of the respective Agreements, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2014.

Item 7.01. Regulation FD Disclosure.

On March 7, 2014, the Company issued a press release announcing the execution of the Agreements. A copy of this press release is furnished as Exhibit 99.1 to this Current Report.

Forward-Looking Statements

Any statements in this Current Report on Form 8-K that are not historical facts are forward-looking statements made under the provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements concerning the timing of the planned stock purchases by DA, the development and potential future commercialization of RGN-137 and RGN-259, the possible future milestone payments and equity purchase, the future development and commercialization of the Company’s product candidates and the future payment of milestone payments or royalties to the Company. Any forward-looking statements involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. There can be no assurance that any issued patents held by the Company or patent applications filed by the Company will result in future value. There can also be no assurance that any license agreement or product development program undertaken by RegeneRx or its licensees will be commercially successful. Please view these and other risks described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including those identified in the “Risk Factors” section of the annual report on Form 10-K for the year ended December 31, 2012, and subsequent quarterly reports filed on Form 10-Q, as well as other filings it makes with the SEC. Any forward-looking statements in this press release represent the Company’s views only as of the date of this release and should not be relied upon as representing its views as of any subsequent date. The Company specifically disclaims any obligation to update this information, as a result of future events or otherwise, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description

99.1	Press Release, dated March 7, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGENERX BIOPHARMACEUTICALS, INC.

By:	/s/ J.J. Finkelstein
J.J. Finkelstein
President and Chief Executive Officer

Date: March 11, 2014

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated March 7, 2014.